Components of Net Periodic Benefit Cost (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Net Periodic Benefit Cost:
Service cost	$ 487	$ 273	$ 437
Interest cost	104	57	58
Projected return on plan assets	(28)	(47)	(51)
Amortization of unrecognized net transition obligation and unrecognized net actuarial gain	11	27	(19)
Net periodic benefit cost	$ 574	$ 310	$ 425